EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), K. Philip Hwang, Chief Executive Officer of TeleVideo, Inc. (the "Company"), and Richard Kim, Vice President of Marketing and Human Resources and Acting Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

1. The Company's Annual Report on Form 10-K for the period ended October 31, 2004, to which this Certification is attached as Exhibit 32.1 (the "ANNUAL REPORT") fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of June 9, 2005,

                /s/ K. PHILIP HWANG                                                            /s/ RICHARD KIM
                K. Philip Hwang                                                                        Richard Kim
                Chief Executive Officer                                                            Vice President of Marketing and Human Resources
                                                                                                                      and Acting Chief Financial Officer